Exhibit 99

Christina Kmetko Investor Relations

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The
Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations include, without limitation, reduction in demand for lift trucks and related aftermarket parts and service on a global basis, the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, the political and economic uncertainties in Eastern Europe and Brazil, customer acceptance of pricing, delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, exchange rate fluctuations, changes in non-U.S. import tariffs and monetary policies and other changes in the regulatory climate in the non-U.S. countries in which the
Company operates and/or sells products, delays in manufacturing and delivery schedules, bankruptcy of or loss of major dealers, retail customers or suppliers, customer acceptance of, changes in the costs of, or delays in the development of new products, introduction of new products by, or more favorable product pricing offered by, competitors, product liability or other litigation, warranty claims or returns of products, the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, changes mandated by federal, state and other regulation, including health, safety or environmental legislation, delays in or increased costs associated with the Brazil plant construction and relocation, the successful commercialization of Nuvera Fuel Cells' technology and integration of the acquisition, the introduction of a more accepted product to the market by a competitor, making the Nuvera technology less marketable and other risks identified in the Company’s Annual Report on Form
10-K and other filings with the Securities and Exchange Commission. Many of these factors are outside of the Company’s control.

Today’s Presenters
Christina Kmetko Investor Relations
Al Rankin Chairman, President and Chief Executive Officer of Hyster-Yale
Colin Wilson President and Chief Executive Officer of NACCO Materials Handling Group
Vickie Rickey Senior Vice President, Asia-Pacific and Brazil
Chuck Pascarelli Senior Vice President, President, Americas
Ralf Mock Senior Vice President, Managing Director, Europe, Middle East and Africa
Rajiv Prasad Senior Vice President, Global Product Development, Manufacturing and Supply Chain Strategy
Scott Blanchet Vice President of Product Management, Nuvera
Jon Taylor Vice President, Business Development and CEO of Nuvera
Ken Schilling Senior Vice President and Chief Financial Officer

Agenda
11:30 11:35 Welcome and Introductions
11:35 12:05 Overview - Our Business
12:05 12:35 Our Brands, Markets and Growth Strategies
12:35 01:00 Growth in our JAPIC and Brazil Business Operations
01:00 01:20 Growth in our Americas Operations
01:20 01:35 Break
01:35 01:55 Growth in our EMEA Operations
01:55 02:15 The Products and Technology to Help Us Grow
02:15 02:25 Nuvera Products
02:25 02:35 Commercialization of our Nuvera Business
02:35 02:50 Financial Overview and the Importance of Volume Growth
02:50 02:55 Our Commitment to Growth: Our Products
02:55 03:00 Our Commitment to Growth: 7% Target and Substantial Cash Generation
03:00 03:45 Questions
03:45 05:00 Booth Walk-Throughs
Hyster-Yale Investor Day

Overview: Our Business Alfred M. Rankin, Jr. Chairman, President and Chief Executive Officer Hyster-Yale Materials Handling Chairman NACCO Materials Handling Group

Our Business is Materials Handling 7

Lift Truck Industry
Total Industry  = 1,088k Units
Market Size - Units Market Size - $

_____________________
Source: WITS. 2014 Orders Reports.
_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
Class 1
17%
Class 2
10%
Class 3
29%
Class 4
3%
Class 5
41%
Class 1
18%
Class 2
11%
Class 3
8%
Class 4
4%
Class 5
59%

Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.5% CAGR from 2006-2008 Average Industry Size. Source:  WITS.  Represents order intake.
Global Lift Truck Industry Breakdown (Units)
Long-term CAGR (2004 – 2014) = 4.5%
In last 5 years, global market lift
truck growth significantly outpaced
GDP growth at 2.4x
(1)
GDP
Global Lift Truck Industry Size
Global Industry Growth
_____________________
Source: WITS.  FY 12/31/14 and 12/31/13 order intake.

_____________________
Source: WITS. 2014 Orders Reports.
_____________________
(1) Calculated based on CAGRs for new truck sales and GDP for 2009-2014
Europe
31%
China
25%
Americas
25%
Asia Pacific 7%
Middle East &
Africa
5%
Change over Prior Year
Total Americas Brazil EMEA JAPIC
+8% +8% -13% +8% +8%
951 872 547 794 975 944 1,009 1,088
0
300
600
900
1,200
2007 2008 2009 2010 2011 2012 2013 2014
Japan 7%

Sources of Revenue
2014 Worldwide Sales by Product
2014 Retail Shipments by End Market
(1)
_____________________
(1) Represents Hyster-Yale North American unit shipments by industry.
(2) Includes Big Truck sales that represent 11.3% of total sales.

Americas
67%
Europe, Africa
& Middle East
25%
Asia-Pacific
8%
Manufacturing
27%
Wholesale Distribution
14%
Food & Beverage
13%
Rental
10%
Home Centers/ Retail
11%
Freight & Logistics
10%
Paper
6%
Other
9%
Internal
Combustion
Engine
Units (2)
55%
Electric
Units
28%
Parts
13%
Other
4%
2014 Sales by Geography

Hyster-Yale Business Structure
Public Company Governance
Small Corporate Staff
Geographic

Platform to Integrate
Other Brands
Operating Company
Execution of Strategy
Public entity
Guides Strategic Vision
Hyster-Yale (HY)
NACCO Materials Handling Group
(NMHG
)
Hyster
®
Brand
Yale
®
Brand
UTILEV
®
Nuvera
®
Future?
Hyster-Yale
The Public
Company
11 Directors
(7 independent)
NACCO Materials
Handling Group
The Operating
Company
HY Board plus Operating
Company CEO and one
additional independent
director
Over 5,400
Employees
• Hyster-Yale
Executives
• Legal
• Finance
• Internal Audit
• Tax

Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder
value
Return on Capital
Employed and
Market Share
Increase focus

Key Events Since 1989
Wednesfield(UK)/
Brunswick (USA)
Danville (USA)
Lenoir (USA)
Irvine (UK)
Modena (Italy)
Elimination of Retiree
Medical
Freezing Defined
Benefit Plans
Engineering
Manufacturing
Supply Chain
Information
Technology
Moved from 2 Brand
companies to
1 company
managing several
brands
Co-located
Area Leadership
Restructured
Distribution network
Plants Rationalized
Benefits
Restructured
Functions
Consolidated
Marketing Structure
Evolved

Hyster-Yale Today: An Efficient and Productive Organization 14

The Transition

Maturity of key programs designed to put
us in the position of having the right
products at the right cost and right
quality
Commitment to the marketing and
support programs which can enable a
period of share gain
Hyster-Yale spin-off from
NACCO Industries
Two years
ago the
company
reached
a key
transition
point

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY)
Leading global designer, manufacturer and marketer of
lift trucks and provider of aftermarket parts and support
Headquartered in Cleveland, Ohio
Over 5,400 employees globally
FY 12/31/14 Revenue – $2.8 billion
FY 12/31/14 Net income
(1)
- $109.8 million
FY 12/31/14 EBITDA
(1)(2)
– $182.6 million
12/31/14 Net cash – $79.9 million
FY 12/31/14 ROTCE
(1)(2)
of 28.3% (Net cash basis)

(1)
Net income, EBITDA and ROTCE for the FY 12/31/14 include a $17.7 million pre-tax gain on the sale of the Brazil land and facility.
(2)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix at the end of this presentation.

Over the next three years….
A period of
share growth
Get to
115,000
trucks irrespective of industry size
Use of cash to support
technology accelerators
Fuel Cells Automation Telemetry
Use of cash to
support strategic
alliances

Operating Profit at the mid-point of the next cycle Operating Profit at the peak of this cycle 18 7% 7% With adequate volume growth we can meet our public operating profit commitments

$30 million
fixed cost absorption by moving from 75%
capacity utilization to full utilization of our
manufacturing capacity
$40 million
by meeting target economics in standard
margin net of increased SG&A spread
over more units
25,000
units of additional
volume
$70 million
of operating profit

Mission Statement Redefined
Be a leading globally integrated designer, manufacturer
and marketer of a complete range of high quality,
application-tailored lift trucks, offering the lowest cost of ownership, outstanding parts and service support and
the best overall value.
Our transition had its roots in our initiation of the Good to Great strategic thinking process in 2010 which began with a redefinition of NMHG’s mission statement

The Basic Philosophies That Guide Our Actions
Global supplier of lift
trucks and related
services
Best at understanding and
addressing the needs of
customers
Brands focused on unique
segments of the market
Market share growth
Market through exclusive,
independent, certified
distribution
Sell direct to large
customers
Capture full aftermarket
potential
Customer Internal Distribution
Full line product supplier to meet the
needs of major customer segments
Modular/scalable components to create
the right product at right cost
Supply chain organization to deliver high
quality / low cost components
Assemble in market of sale to meet
customer needs quickly
Product quality to deliver the best uptime
in the industry
An environment that motivates and retains
high quality employees

The “Hedgehog” Concept

An ECONOMIC ENGINE driven
by market share leadership
which generates greater relative
economies of scale, parts volume
and ancillary services
PASSIONATE ABOUT
market share leadership
gained by understanding
customer needs and
delivering the product
performance, quality and
cost to meet those needs
BEST AT independent
distribution and direct
selling to deliver the
right truck and services
for each customer
application at the lowest
cost of ownership
What drives
our economic
engine?
What can we
be Best in
World at?
What are we
passionate
about?

Hyster-Yale’s Economic Engine

Hyster-Yale’s economic engine is driven by increasing unit volume as our “hedgehog” approach gets embedded in all our activities and our flywheels increase momentum…
Geographic
and Product
Balance
Worldwide Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Design
Component
Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements

Core Strategic Initiatives
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength
to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer Needs
And core strategic initiatives were designed to drive the economic engine by increasing share…

Commercialize
Nuvera’s
Technology

Early Stage Mid Stage
Achieved
Breakthrough
Understand Customer Needs
Low Cost of Ownership
Enhance Independent Distribution
Improve Warehouse Position
Succeed in Asia
Enhance Big Truck Market Position
Strengthen Sales and Marketing Organization
Commercialize Nuvera’s Fuel Cell Technology
We believe our core strategic initiative flywheels
are in various stages of momentum…
Core Strategic Initiatives – Stages of Momentum

Early Stage Mid Stage
Achieved
Breakthrough
Product Improvement
Supply Chain
Manufacturing
Quality
Pricing
Dealer Structure and Excellence
Area Sales Management
Account Identification and Coverage
Solutions Groups
Aftermarket
Fleet
We believe momentum is gaining in all key
areas of the business…
Key Business Areas – Stages of Momentum

The HY “hedgehog” can
lead to a thicket of activities which
can generate a leadership share and
profitability position in our industry.
requires the
creation of a unique, valuable and sustainable
position involving a different set of
activities from our competitors…
Deliver greater value to customers or create
comparable value at lower prices, or both.
Long-term competitive advantage

People Philosophy
Drive P&L’s
closer to the
customer
Base incentive
compensation
on corporate
and individual
targets
Promote
from
within
Inject
expertise
through
external
hires
Ensure
shareholder
protection

Develop a
culture of
accountability

Our Brands, Markets, and Growth Strategies Colin Wilson President and Chief Executive Officer NACCO Materials Handling Group

NACCO Materials Handling Group and Hyster-Yale Materials Handling are Formed
Hyster founded
in Portland
Oregon as the
Willamette
Ersted
Company
1929
1944 1959
Company name
officially
changed to
Hyster
Company
First Hyster
container
handling
trucks
1875 1920
Yale  Lock
Mfg. broadens
its scope into
materials
handling
Yale and Towne
launched a new
battery powered low-
lift platform truck
1963
Yale forklift
truck business
merges with
Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
1964
Hyster introduces
the famous
Monotrol®
pedal
1971
Yale forges a
partnership
with
Sumitomo
Ltd
1989
1989
Hyster and
Yale merge to
form NACCO
Materials
Handling
Group

2012
2012 1985
Yale acquired
by NACCO
Industries
1989
Hyster
acquired by
NACCO
Industries
Hyster-Yale
formed as
independent
public company
following spin-off
by NACCO

Brand Management 31 NMHG Major Accounts Dealer Dealer NMHG Dealer Oversight Dealer

UTILEV Introduced in 2011 Addresses the utility segment of the market Contract manufactured in China 32

Our Business Has Been Transformed
Comprehensive, updated product line
Average product age since last
upgrade – less than 4 years
Designed to meet customer needs
and provide low overall cost of
ownership
Multiple power solutions to meet
performance, cost, and environmental
needs
Product Range Manufacturing
Globally integrated, lean operations
with economies of scale
Assembled in market of sale
Continuous efficiency improvements
DFT implementation globally

Our Business Has Been Transformed
Centralized supply chain
management
Highly flexible low cost
supply chain
30%+ low cost country
sourcing
Concentrated supplier base
Intense focus on supplier
quality
Supply Chain Aftermarket Quality
Customer driven
programs
North America’s warranty
rates reduced by 50%+
Model Year upgrades
High first time fill %
Comprehensive all
makes parts program
Strong Fleet
management program
Telematics solutions
across product line

Our Competitive Advantages

• Able to meet customers needs globally
• Global economies of scale
• New investment in alternative energy solutions
• Young/ fresh product line
• Source of aftermarket profitability
• Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
• Independent distribution model
• Exclusive distribution
• Combine OEM excellence with entrepreneurial
distribution focused on customer
• Long relationships
• Able to meet most needs
• National Account programs
Customer Relationships
• High performance metrics
• Large fleet program
Aftermarket Support
Employee Relationships
• Engaged workforce
• Experienced leadership
• Equal treatment
• High return for our stockholders
• Low capital employed structure
• Partnership relationships to limit capital needs
Focus on Return on Capital

NMHG Acquired Nuvera in December 2014
Participate in hydrogen generation and
compression opportunities
Enter fast growing hydrogen fuel cell market
Provide integrated solution for customers
Revenue and margin from sale of power source

We plan to:

Our Core Strategies 37

Global Structure Corporate Strategy Product Development Supply Chain Global Finance Information Technology Geographic Sales and Marketing Manufacturing Human Resources Regional Finance Aftermarket 38

NMHG Organized on a Geographic Basis
The Americas
Population: 1 Billion
GDP : $25 Trillion (USD)
Lift Truck Industry : 267,600
Europe, Middle East,
and Africa
Population: 2.5 Billion
GDP: $29 Trillion (USD)
Lift Truck Industry: 388,800

_____________________
Source:
Industry: WITS. 2014 Orders Reports
GDP: http://knoema.com/nwnfkne/world-gdp-ranking-2014-data-and-charts
Population: http://www.worldometers.info/world-population/population-bycountry/
Asia-Pacific
Population: 3.8 Billion
GDP: $24 Trillion (USD)
Lift Truck Industry: 432,900

Sao Paulo, Brazil
Marketing
operations for
Brazil
Cleveland, Ohio
Hyster-Yale
corporate
headquarters
Sydney, Australia
Divisional headquarters;
sales and marketing for
Asia-Pacific
Headquarters
Obu, Japan (JV)
Headquarters for
Sumitomo-NACCO JV
Our Global Footprint

Frimley, Surrey UK
Divisional
headquarters and
marketing and sales
operations for Hyster
®
and Yale
®
in Europe
Greenville, North
Carolina
Divisional
headquarters and
marketing and sales
operations for
Hyster® and Yale®
in Americas

Greenville, North
Carolina
Americas warehouse
development center
Fairview, Oregon
Counterbalanced development
center for design and testing of lift
trucks, prototype equipment and
component parts
Development
Centers
Nijmegen, Netherlands
Big trucks development
center
Masate, Italy
European
warehouse
development
center
Obu, Japan (JV)
Sumitomo-NACCO JV
development center
Billerica,
Massachusetts
Nuvera research and
development
Frimley, Surrey UK
Engineering Concept
Center
Our Global Footprint

Pune, India
Engineering
design services

Ramos Arizpé, Mexico
Manufacture of component
parts
Sulligent, Alabama
Manufacture of component
parts
Berea, Kentucky
Manufacture of lift
trucks and component
parts
Manufacturing
Nijmegen,
Netherlands
Manufacture of lift
trucks
Greenville, North
Carolina
Manufacture of lift
trucks and
component parts
Masate, Italy
Manufature
of lift trucks
Craigavon,
Northern Ireland
Manufacture of lift
trucks and
component parts
Cavite, Philippines
Manufacture of
components for
Sumitomo-NACCO JV
Hanoi, Vietnam
Manufacture of
components for
Sumitomo-NACCO JV
Obu, Japan (JV)
Manufacture of lift
trucks
Shanghai, China
(JV)
Manufacture of lift
trucks
Itu, Brazil
Manufacture of lift trucks
Our Global Footprint

Parts Distribution Nijmegen, Netherlands Sydney, Australia Danville, Illinois Itu, Brazil Obu, Japan (JV) Our Global Footprint 43

Pune, India
Supply chain
services
Irvine, Scotland
European Divisional
Support Centre
Charlotte, North Carolina
Customer experience and
training center
Customer
Experience and
Support Centers
Fairview, Oregon
Global administrative
center
Kuala Lumpur,
Malaysia
Asia support office
Our Global Footprint

Shanghai, China
Supply chain
procurement center
Hefei, China
Supply chain
procurement center

Country Economy Maturity Drives the Type of Lift Truck Used Premium Standard Utility Indicative Map Only Company’s estimate of predominance of type of demand 45

Our Product Range – Designed to Meet Customer Needs Premium 46

Standard Our Product Range – Designed to Meet Customer Needs 47

Utility Our Product Range – Designed to Meet Customer Needs 48

Types of Trucks Used Vary by Market

_____________________
Source: WITS. 2014 Orders Reports
North
America
Class 1: 18%
Class 2/3: 45%
Class 4/5: 37%
Latin America
/Brazil
Class 1: 8%
Class 2/3: 36%
Class 4/5: 56%
Western
Europe
Class 1: 19%
Class 2/3: 64%
Class 4/5: 17
Middle East
& Africa
Class 1: 15%
Class 2/3: 25%
Class 4/5: 60%
Eastern
Europe
Class 1: 16%
Class 2/3: 54%
Class 4/5: 30%
Asia
Class 1: 17%
Class 2/3: 25%
Class 4/5: 58%
Pacific
Class 1: 14%
Class 2/3: 36%
Class 4/5: 50

NMHG Is a True Full Line Supplier
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5
1.0T to 5.5T 1.5T to 6.0T 1.5T to 8.0T 1.0T to 7.0T 1.0T to 52.0T
Warehouse Equipment

Meeting the Needs of Customers Understanding Customer Needs Improving Warehouse Position Big Truck Position Counterbalanced product Warehouse product Big Truck product 51

Aftermarket Support Is Critical to the Customer’s Purchase Decision
Dealer support and service
Parts availability

_____________________
Source: 2007 Deloitte Survey on Customer Purchase Decision-Making
3.4
3.5
3.8
3.9
4.1
4.2
4.4
4.4
4.6
4.7
5.0
5.2
5.2
5.2
5.3
5.4
5.5
Financing options / lease programs
Product customization
Fleet services programs
Green / environmentally friendly
Breadth of product features/options
Quick delivery / lead time
Manufacturer's reputation
Initial purchase price
Dealer relationship / reputation
Ergonomics / comfort
Warranty / backing of product
Total cost of ownership
Quality
Safety
Reliability
NOTE: Based on 6 points scale with 1= “Not Important” and 6 = “Critically Important”

Shipment direct to vans
Aftermarket Support Is Critical to the Customer’s Purchase Decision
• Distribution cost compression
through warehouse automation
• Transaction cost compression
through greater use of technology
• Pricing optimization
through structured analytics
powered by bespoke software
Global inventory visibility
Comprehensive
parts availability
At the right cost
At the point of
consumption

Key Relationships…Our People Success Through People 54 Performance Management Competencies / Behaviors Accountability Employee Engagement Equal Opportunity for All Reward Over 5,400 people worldwide

Key Relationships…Our Customers
The Customer
Direct to customer sales to
major accounts
Account Identification
Teams
Solutions Groups
Special Application teams
Global Account teams
Investment in global CRM
system
Understanding
Customer Needs
Blue Chip Customer Base

Key Relationships…Our Dealers
The Dealer
Independent
Exclusive
Entrepreneurial
Committed
partner
Dual-line or
single
Over 1,000
global dealer
locations
Enhancing
performance
Dealer Excellence programs
Dealer incentives
Term-based contracts
Strengthening the
distribution footprint
Sales and Service territories
(SSTs)
Competitor conversions
In-territory acquisitions
More than
2,000 application
consultants
Over 11,000
service technicians
Strong
Independent
Distribution

57 Key relationships…Our Financing Partners

Key Relationships…Joint Ventures and Licensees Maini Materials Movement (Yale) TIL Limited (Hyster) Hangcha (UTILEV) Sumitomo- NACCO Materials Handling Our Partners Succeed in Asia 58

Growth in Our JAPIC and Brazil Operations Victoria L. Rickey Senior Vice President, Asia- Pacific and Brazil NACCO Materials Handling Group

JAPIC (Japan, Asia Pacific, India, China)

9% Compound Annual Growth – China 16%
JAPIC Markets
Increasingly important region
Significant opportunity for growth
Domestic production in the market is critical

_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS Orders Reports.
_____________________
_____________________
Source: JIVA (Japan); CITA (China); KOCEMA (Korean); SIMEHM (India); WITS (Asia & Pacific)
30%
38%
40%
39% 38%
40%
40%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
JAPIC
Global
18,444
54,463
81,203
8,745
274,992
0
50,000
100,000
150,000
200,000
250,000
300,000
Pacific Asia Japan Indian SC China
2014 Industry Bookings
0 100,000 200,000 300,000 400,000 500,000
2008
2009
2010
2011
2012
2013
2014
Industry Bookings
Pacific
Asia
Japan India
China
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
Japan Asia Korea* Pacific India China
2014 Domestic Production
Source: WITS. 2014 Orders Reports.; For Indian Subcontinent data is WITS plus SIMHEM
2008 2009 2010 2011
2012
2013
2014

Lift truck market per million population
Very low lift truck usage…

_____________________
Lift truck market per million population Population in millions
1447
1666
421
756
409
1402
39
358
127
418
India SC
MEA
Latin America
Asia
Eastern Europe
China
Pacific
North America
Japan
Western Europe
6
33
64
73
144
196
473
613
639
655
Source: WITS. 2014 Orders Reports.; For Indian Subcontinent data is WITS plus SIMHEM
Population – www.worldometers.info/world-populations by country

Japan
Sumitomo-NACCO (SN)
Sumitomo Heavy
Industries, Ltd.
NACCO Materials
Handling Group
50% 50%
Incorporated May 1, 1972
2014 -Approximately
700 employees
Sales and manufacture of
Class 1, 2, 4, and 5 product
NMHG exclusive
distribution rights outside
of Japan
Distribution Network
SN Materials Handling
Sales Company
(February 21,1981)
Cavite,
Philippines
1996
Hanoi,
Vietnam
2008
Obu,
Japan
1972
3 Manufacturing Locations

Growth Strategies
Implement Demand Flow Manufacturing
Reduce lead time and enhance quality
Re-engineer Service Operation
Grow Major Account Business
Introduce New Electric Product
Revise Dealer Management Structure
_____________________
Source: WITS. 2014 Orders Reports.
25%
24%
5%
46%
2014 Japan Market
Class 1
Class 2
Class 3
Class 4 & 5

Asia
Advanced
• Singapore
• Taiwan
• South Korea
Newly
Industrial
• Thailand
• Malaysia
• Indonesia
• Philippines
• Vietnam
Emerging
• Cambodia
• Myanmar
• Laos
Asian
Markets
Growth Strategies
Opportunities
• Mixed markets
• Largely Internal Combustion
• Rental business developing
• Large utility segment
Build Asian Infrastructure
Improve Dealer Performance
Grow Warehouse and Big Truck Business
Expand Major Account Team
Expand UTILEV Range
34%
of market*
South Korea is

_____________________
Source: WITS 2014 Orders Reports.
_____________________
*Source: WITS 2014 Orders Reports.
37 dealer locations and 154 salespeople
17%
13%
12%
58%
2014 Asia Market
Class 1
Class 2
Class 3
Class 4 & 5

Succeed in Asia
Dealer Conversion
New Malaysian
dealer
Share of Hyster has
doubled in Malaysia
since signing
Converting large rental
fleet over the next 4
years
Major Account Victories
Nearly 100 Class 5 trucks
Sold on basis of previous strong service
satisfaction with Hyster Thai dealer
100+ trucks
won on Japanese account initiative
Global $2B+ tire
manufacturer operating
in a large facility in Thailand
Japanese accounts in Asia
for temperature control,
manufacturing, and safety
systems

Conquest sale
in growing
Philippine market
Well-known, multinational
beverage corporation with
extensive brand recognition

Pacific
• Mature cyclical market
• Large long term rental
• Telemetry
• Significant major account business
Close Distribution Gaps
Improve Dealer Performance
Grow Warehouse Market Business
Build Yale Major Account Business
Expand UTILEV Range
83%
of market
Growth
in the
Warehouse
Market
over last
8 years
Growth Strategies
Australia is
Opportunities

_____________________
Source: WITS. 2014 Orders Reports.
_____________________
Source: WITS. 2014 Orders Reports.
_____________________
Source: WITS Orders Reports.
31 dealers and 63 salespeople
14%
14%
21%
51%
2014 Pacific Market
Class 1
Class 2
Class 3
Class 4 & 5
13%
36%
51%
2014
10%
32%
58%
2006
Electric
Warehouse
ICE

Pacific Success

Converted 120+ trucks
Sold on basis of “greening their
environment” from ICE to Electric CB
275+ trucks
won on expertise in Telemetry
Commercial carrier for
large Pacific country and
member of a major
international airline alliance
Well-known, multinational
beverage corporation with
extensive brand recognition
Substantial Big Truck deal
22 ReachStackers
9 laden handlers
3 18-ton trucks
One of Australia's largest rail
freight businesses with
significant regional intermodal
terminal capacity
Major Account Victories

Indian Subcontinent Markets
Growth Strategies
Opportunities
• Emerging market
(below
Utility)
• Significant local production = 64%
• Large electric segment
• Growing rental demand
• Significant US/EMEA major account business
• Strong local partners with technology licensing
Increase Market Coverage
Penetrate Major Accounts
Add Additional Utility Products
Leverage China Sourcing
Expand UTILEV Range
Launch Rental Business
93%
of market
India is
Pop.
1.27B
2014 GDP Growth
9.1%
INDIA
Pop.
0.158B
2014 GDP Growth
15.4%
BANGLADESH
Pop.
0.021B
2014 GDP Growth
7.3%
SRI LANKA

_____________________
Source: http://knoema.com/nwnfkne/world-gdp-ranking-2014-data-and-charts; https://www.cia.gov
_____________________
Source: 2014 WITS plus SIMHEM
_____________________
Source: 2014 WITS plus SIMHEM
Premium
Standard
Utility
_____________________
Indicative Map Only. Company’s estimate of predominance of type of demand
14 dealer locations; relationships with Maini (Yale) and TIL (Hyster)
23%
8%
28%
41%
2014 India Market
Class 1
Class 2
Class 3
Class 4 & 5

Leverage Partnerships – India
Product and dealer relationship
TIL manufactures ReachStackers under
license in India
Delivered 100   ReachStacker in 2014
Exporting to Hyster Pacific
TIL Limited Maini
Product and dealer relationship
Maini manufactures electric trucks under
license in India
Distribute counterbalanced and warehouse
trucks in India

th

China
Shanghai Hyster Forklift, Ltd.
Approximately
200 total headcount
Build small internal combustion
and 4-wheel electric trucks
Formed in 1997 – Began Production in 1999
Joint Venture with Sumitomo-NACCO
Factory 6,400 sq. mtrs
Land 12,000 sq. mtrs.
Distribution Network
Dealers = 29

Growth Strategies
Expand Dealer Network and Sales Coverage
Localize High Volume Products
Grow Major Account Business
Grow Warehouse Business
Mature Demand Flow Manufacturing
_____________________
Source: WITS 2014
13%
2%
12%
73%
2014 China Market
Class 1
Class 2
Class 3
Class 4 & 5
Hyster 28
Dual line 1

Our Partner for Utility - Hangcha 71 UTILEV production began in 2011 Class 1,3,4 and 5 UTILEV product contract manufactured in China

Brazil

Brazil
Industry – 3.9 % CAGR
% of the global market
Market shifting to electric
FINAME financing on local content

_____________________
Source: WITS Orders Reports.
_____________________
Source: WITS.Orders Reports.
_____________________
Source: FEM, JIVA, KOCEMA, ITA, WITS as of 2014
_____________________
Source: WITS Orders Reports.
37%
48%
63%
52%
2008 2014
ICE
Electric
2%
2%
3%
2%
2%
2%
2%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
Brazil
Global
16,830
8,417
22,913
22,560
18,786
24,381
21,166
-
5,000
10,000
15,000
20,000
25,000
30,000
2008 2009 2010 2011 2012 2013 2014
Industry Bookings
65.4%
46.7%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
NMHG Total Brazil Bookings Locally
Built
% of Total Industry Locally Built

Brazil
Growth Strategies Opportunities
Begin Local Production of
Class 1, 2, and 3
Grow Warehouse and Big Truck
Business
Grow Major Account Business
Enhance Strong Dealer Network
Mature Demand Flow
Manufacturing
Grow Aftermarket
• World’s fifth largest country
(1)
• Largest economy in Latin America and
7th largest world economy
(1)
• Industrial production recovery after
monetary and fiscal adjustments
expected in 2016
• Fundamentals bring confidence to long
term growth
NMHG Brasil
founded in 1957
Sao Paulo and Itu, Brazil
Marketing Operations
Parts Distribution Center
Manufacturing Facility

_____________________
(1) Source: http://knoema.com/nwnfkne/world-gdp-ranking-2014-data-and-charts; https://www.cia.gov

Brazil Success

Converted 200+ trucks
150+ trucks
Won on global account leverage
Large full service Brazilian
logistic company
purchasing to support
various industries
Well-known, US auto
manufacturer with
extensive brand recognition
Penetrated 11 new Reach Stacker accounts
Three large customers > € 2M
Inroads made in Brazilian
Ports, Terminals, and Rental
Fleets with dedicated team
Major Account Victories – 2014 Growth 2.5 times 2013
Big Truck Victories – 2014 Growth 3 times 2013

New Brazil Plant and Office 76

Growth in Our Americas Operations Chuck Pascarelli Senior Vice President, President, Americas NACCO Materials Handling Group

Latin America

Latin America
Key Countries Dominate the Market
Latin American Industry Size Stable
Diverse Customer Mix
Latin America as % of Global Market

_____________________
Source: WITS Orders Reports.
_____________________
Source: WITS Orders Reports.
_____________________
Source: WITS. 2014 Orders Reports.
_____________________
Source: Internal Company estimates.
24,201
12,135
22,029
32,457
29,698
27,720
27,032
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2008 2009 2010 2011 2012 2013 2014
Manufacturing
& Automakers,
25%
Home Centers/
Retail, 16%
Food &
Beverage, 15%
Paper &
Forrestry, 12%
Port, 10%
Mining, 2%
Others, 19%
3%
2%
3%
3%
3%
3%
2%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
Latin America
Global
Mexico
34%
Argentina
23%
Chile
12%
Columbia
6%
Peru
4%
Rest of Latin
America
21%

Latin America Utility Truck Industry
Latin American Utility Truck Market
7,786 units
Electric Rider
5%
I.C.E.
79%
Warehouse
16%

_____________________
Source: 2014 CITA
_____________________
Source: 2014 CITA
Argentina
46%
Venezula
7%
Chile
11%
Mexico
8%
Uruguay
6%
Rest of
Latin
America
22%

Latin America

• Growing electric segment
• Expanding ports business
• Three-tier demand: premium, standard, utility
Opportunities Growth Strategies
Execute dual brand distribution
Improve dealer performance
Grow UTILEV, warehouse, and
Big Truck business
Penetrate large Latin
American-based accounts
2014 Latin America Market
_____________________
Source: WITS 2014 Orders Reports.
Premium
Standard
Utility
_____________________
Indicative Map Only. Company’s estimate of predominance of type of demand
10%
9%
21%
60%
Class 1
Class 2
Class 3
Class 4 & 5

Success in Improving Warehouse Position
Largest retail company in Chile
and the third largest listed retail company in Latin America with over 1000 stores.
• Create a focus and
passion within our
dealer network to sell
our products and
solutions
• Offer the strongest
warehouse product line
in the industry
Focus Success

•
Competitor conversion
•
220 warehouse trucks
[Class 1, 2, & 3]
•
Telematics strategy supports conversion
•
Maintenance through dealer

North America

North American Market
Business Unit Approach Drives Focus
North American Industry Steady Growth
Diverse Customer Industry Mix
North America as % of Global Market
Electric
60% of units
40% of revenue
ICE
40%  of units
60% revenue
Big
Trucks
2% of ICE
units, but
9% of
overall
revenue

_____________________
Source: WITS.Orders Reports.
_____________________
Source: WITS.Orders Reports.
_____________________
Source: Internal Company estimates.
_____________________
Represents Hyster-Yale North American unit shipments by industry
Manufacturing
27%
Wholesale Distribution
14%
Food & Beverage
13%
Rental
10%
Home Centers/Retail
11%
Freight & Logistics
10%
Paper
6%
Other
9%
18%
18%
17%
17%
19%
20%
20%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
North America
Global
159,279
98,338
136,050
169,589
181,191
200,939
219,444
0
50,000
100,000
150,000
200,000
250,000
2008 2009 2010 2011 2012 2013 2014

Opportunities and Growth Strategies
Developing
customer awareness through account identification
Developing
customer relationships
Developing
strong brand and company identity
Developing
dealer relationships
Developing
professional salespeople
Developing
highly-trained technicians
The NMHG Experience Center
in Charlotte, North Carolina

Strong Independent Distribution Exclusive sales and service coverage coast to coast 52 Hyster and Yale dealer organizations 362 branch locations 4,670 technicians 106 dealer technical trainers 86

Dealer Conversion
Third-generation, 88-year old heavy equipment company based in southeastern United States with 1200 employees across five states
Their
Expectations
A partner with
shared values
Their
Choice
NACCO Materials
Handling Group
The
Result
Purchased a larger, lower-performing
dealership and transformed it to profitability
within 6 months
Percentage of growth in key metrics
since conversion (2011 to 2014)

_____________________
Source: LiftOne LLC
High-quality equipment
Market-focused features
Product support
Employee support
Customer support
Integrity
Accountability
Adaptability
Positive and engaged people
Customer driven
Sales 194%
Employees 187%
Branches 143%
Units Shipped 498%

Sales Transformation Framework
Sales Messaging
Sales
Execution
Sales
Process
Talent
Sales
Messaging
Technology

Awareness
and Account
Identification
Focused on process and cadence
Focus on customer business
Leading, coaching, and mentoring
Selling across decision maker levels
Differentiated, consistent message
Solving customer business issues

Success in Understanding Customer Needs
Second-largest retailer in the United
States
With over 450 membership-only warehouse club
stores in the United States
• Solutions Groups
• Application Centers
Focus Success

•
Custom-designed product
•
Enhanced customer productivity
•
Competitor account conversion
•
Entry into new market segment

Success in Low Cost of Ownership
Large regional home improvement
retailer
• Solutions focused
• Energy/fuel consumption
• Alternative power
• Fleet Management
• Intelligent design
requiring less maintenance
Focus Success

•
>3,000 unit order
•
Significant fleet replacement
•
Conversion to lease financing
•
Fleet management
•
Incremental service/parts revenue

Success in Big Trucks
Second-busiest container port in the
United States
• Product/Application
Management
• Marketing & Sales
Coordination
• Industry Focused (Sales,
Applications, Marketing)
• Structured to expand as
industry penetration occurs
• World class service
support
Focus Success

•
25 container handlers plus future orders
•
Hyster absent from port for over 10 years
•
Regained confidence of customer base
•
Collaborative effort between Hyster and local dealer

Growth in Our EMEA Operations Ralf A. Mock Senior Vice President Managing Director Europe, Middle East and Africa NACCO Materials Handling Group

Europe, Middle East, and Africa

EMEA Market

Markets are recovering
Stable contributor to world markets Continuous shift to electrics
Stable volumes throughout  markets
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS.Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS. Orders Reports.
296,080
179,812
220,119
264,003
247,043
245,719
273,624
70,911
20,538
39,881
55,252
54,398
58,794
58,775
43,984
39,298
48,926
49,890
52,829
55,410
50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000
2008
2009
2010
2011
2012
2013
2014
Total Bookings
Western Europe
Eastern Europe
Middle East & Africa
47%
41%
38%
38%
37%
35%
36%
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
EMEA
Global
72%
17%
11%
2008
Western Europe
Eastern Europe
Middle East & Africa
69%
75%
31%
25%
0
100,000
200,000
300,000
400,000
500,000
2008 2014
ICE
Electric
71%
15%
14%
2014
22,4783
-

Transformation of the Dealer Network

25% of the EMEA market
restructured in 2014
EMEA Distribution
165
dealers
440
locations
871
salespeople
3,482
technicians
Significant restructuring
since 2009
Dual-Brand: 12% of industry
Single-Brand: 54% of industry
Competitor Conversion
Management Buy Out

Western Europe

Recovery has been steady
Slight declining contribution Continual shift to electrics
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Indicative Map Only. Company’s estimate of predominance of type of demand
Applications drive need for premium product
34%
33%
28%
27%
26%
24%
25%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
Western Europe
Global
78%
83%
22%
17%
0
50,000
100,000
150,000
200,000
250,000
300,000
2008 2014
ICE
Electric
296,080
179,812
220,119
264,003 247,043
245,719
273,624
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
2008 2009 2010 2011 2012 2013 2014
Total Bookings
Premium
Standard
Utility

UK
Ireland
France
Spain
Portugal
Germany
Neth.
Belgium
Italy
Switz.
Austria
Hungary
Slovakia
Poland
Ukraine
Russia
Slovenia.
Croatia
Bosnia Serbia
Romania
Moldova
Belarus
Latvia
Estonia
Lithuania
Denm.
Norway
Sweden
Finland
Bulgaria
Macedo.
Albania
Greece
Malta
Turkey
Biggest Markets in Western Europe

27%
19%
12%
11%
7%
5%
_____________________
Source: WITS. 2014 Orders Reports.
Units and percentage of Western Europe market
Netherlands
Spain
Italy
UK
France
Germany

Enhance Independent Distribution – Western Europe

Germany France United Kingdom Italy Spain
New Hyster
network of 16
dealers
Strengthened
support team
Enhanced
major accounts
Strong Hyster
dealer
Rental concept
with a solid
truck base
Strong dual line
dealer
Brand and
industry focus
Dedicated teams
Flexible fleet
Strong Hyster
dealer
Dual brand
dealer in Milan
& Bergamo
Long-term
established
Hyster dealer
Major account
presence
Established
Yale network
Strengthened
with 2 extra
dealers
Entrepreneurial
Yale network
New national
account focus
Strong dual line
dealer
Brand and
industry focus
Dedicated teams
Flexible fleet
Established
Yale network
Dual brand
dealer in Milan
& Bergamo
New national
account focus
Established
Yale network
Strong local
presence
OEM Support: Industry Strategy, Account Identification, Big Trucks, Major Account Focus

Western Europe Successes
Successes

Customer conversions in automotive, packaging and food
Major Accounts
Gain conquest business with large logistics company and
major automotive manufacturer
Warehouse
Penetration of ports and metals industry – application
solutions
Big Truck
111 dealers – 17 new in 2014
5 dealer conversions from competition in 2014
Coverage
Focus
Launch of new reach truck and power pallet truck range
Product

Eastern Europe

Steadily recovering market
Stable part of global market Dramatic shift to electrics
Applications require standard and utility trucks
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Indicative Map Only. Company’s estimate of predominance of type of demand
70,911
20,538
39,881
55,252 54,398
58,794 58,775
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2008 2009 2010 2011 2012 2013 2014
Total Bookings
8%
4%
5%
6%
6%
6%
5%
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
Eastern Europe
Global
51%
70%
49%
30%
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2008 2014
ICE
Electric
Premium
Standard
Utility

Eastern Europe Market

12%
6%
4%
4%
_____________________
Source: WITS. 2014 Orders Reports.
Units and percentage of Eastern Europe market
UK
Ireland
France
Spain
Portugal
Germany
Neth.
Belgium
Italy
Switz.
Austria
Hungary
Slovakia
Poland
Ukraine
Russia
Slovenia
Croatia
Bosnia Serbia
Romania
Moldova
Belarus
Latvia
Estonia
Lithuania
Denm.
Norway
Sweden
Finland
Bulgaria
Macedo.
Albania
Greece
Malta
Turkey
33%
26%
Czech Rep.
Slovakia
Romania
Hungary
Cz Republic
Poland
Russia

Enhance Independent Distribution – Eastern Europe

Russia Poland Czech & Slovak
Republic
Hungary Romania
Strong Hyster
rental dealer
Big Truck
presence
Major account
successes food
industry
Reinforced
Hyster presence
Big Truck focus
Major Accounts
success in food
distribution
New dealer for
Hyster
Major Accounts
success in
automotive industry
Hyster long-
established
dealer
Hyster long-
established
Strong presence
in Major
Accounts
Entrepreneurial
Yale network
Successes with
standard and
utility product
Strong Yale
presence
Major Accounts
focus
Major Accounts
warehouse
success food
distribution
New ownership Yale
Slovak Republic
Strong dealers
Major Accounts
focus
New dealer
competitor
conversion
New Yale dealer
appointment in
2015
OEM Support: Industry Strategy, Account Identification, Big Trucks, Major Account Focus

Eastern Europe Successes
Successes

Paper, automotive, food and wholesale customers
Major Accounts
New customers in logistics and established relationship
with major food distributor in Poland
Warehouse
Ports, metal and wood industry business as well as tire
handling solutions for mining industry
Big Truck
22 dealers/ 2 new dealers in 2014
1 dealer conversion from competitors in 2014
Coverage
Focus
Standard and utility product in Russia
Product

Middle East and Africa

Volumes surpass the previous peak
Stable contributions to global market ICE focus but electric is growing
Wide variety of truck segments
_____________________
Source: WITS. Orders Reports.
_____________________
Source: WITS Orders Reports.
_____________________
Source: WITS. Orders Reports.
_____________________
Indicative Map Only. Company’s estimate of predominance of type of demand
Premium
Standard
Utility
32%
40%
68%
60%
10,000
20,000
30,000
40,000
50,000
2008 2014
ICE
Electric
5%
4%
5%
5% 5%
5%
5%
200,000
400,000
600,000
800,000
1,000,000
1,200,000
2008 2009 2010 2011 2012 2013 2014
MEA
Global
43,984
22,478
39,298
48,926
49,890
52,829
55,410
10,000
20,000
30,000
40,000
50,000
60,000
2008 2009 2010 2011 2012 2013 2014
Total Bookings
-

Niger
Mauritania
Algeria Libya
Sudan
Tunisia
Chad
Mali
Egypt
West Sahara
Morocco
Eritrea
Sierra Leone
Liberia
Saudi Arabia
Yemen
Iran
Israel
Oman
Biggest Markets in MEA

24%
14%
13%
9%
8%
6%
_____________________
Source: WITS. 2014 Orders Reports.
Units and percentage of Middle East and Africa markets
Algeria
Israel
UAE
S Africa
S Arabia
Turkey
Senegal
Guinea
Nigeria
Burkina
Ivory
Coast
Togo
Ghana
UAE
Qatar
Turkey
Iraq
Jordan
Azerbaijan
Armenia
Georgia
Somalia
Ethiopia
Namibia
Angola
South Africa
Lesotho
Swaziland
Madagascar
Mozambique
Tanzania
Botswana
Zimbabwe
Zambia
D. R.
Congo
Kenya
Cent. Africa Rep
Uganda
Congo
Gabon
Cameroon

Enhance Independent Distribution – Middle East & Africa

Turkey South Africa Saudi Arabia UAE Israel
Reinforced
Hyster presence
Big Trucks focus
in ports and
terminals
Long-standing
presence
Long-
established
customer base
Warehouse
focus
Long-established
Hyster presence
Big Trucks focus
Strong dealer
performance
Logistics and
Warehouse
focus
Established
Hyster dealer
Big Truck
presence
Strong new Yale
dealer presence
with a strong
new partner
Special focus on
rental
Strong Yale dealer
growing rapidly
Success with
government
entities
Long-standing
Yale dealer
OEM Support: Industry Strategy, Account Identification, Big Trucks, Major Account Focus

Middle East and Africa Successes
Successes

Food company in Saudi Arabia
Major Accounts
New reach truck for major automotive company and
targeting VNA consultative solutions
Warehouse
Container handlers for global major account in UAE,
further ports business
Big Truck
32 dealers/ 2 new dealers in 2014
Coverage
Focus
Standard and utility product introduced
Product

The Products and the Technology to Help us Grow Rajiv K. Prasad Senior Vice President, Product Development, Manufacturing and Supply Chain Strategy NACCO Materials Handling Group

Product Philosophy
Full product line
Segmented solutions
Scalable platforms
Leverage core assets
Technology partners
Fit for market and
application
Reliability and durability
Energy efficiency
Operator ergonomics
Fill the factories
Support growth
initiatives
Differentiation
Innovation
Guiding Product
Philosophy
Key Product Attributes Product Portfolio Focus

Strong Trucks 110

Our Product Range
Class 1
Electric Counterbalanced Rider Trucks
Class 2
Electric Narrow Aisle Trucks
Class 3
Electric Pallet Trucks
Class 4
Internal Combustion Engine  (cushion tire)
Class 5
Internal Combustion Engine (pneumatic tire)

Manufacturing Strategy
Manufacturing
Centers of Excellence for
Key Systems
Process to Determine Core
Competencies
Globally Deployed NMHG
Production System
Supply Chain
Supplier Location
Flexibility
Low Cost Country
Sourcing
Quality <500 PPM
Truck Assembly
In Markets of Sale
Global Centers Where
Scale Has Leverage
Partners in Emerging
Markets

Transformation of Supplier Quality
SQE
Resources
2001
(2)
2014
(32)
2010
(24)
2006
(14)
Global Quality PPM Supplier Quality Organization
Global Resources Focused on Supplier
Quality and Supplier Development
ZERO
DEFECT
CULTURE

_____________________
Source: Company’s incoming parts quality data collected at each plant
3,028
2,536
1,685
1,558
1,037
600
397
2008 2009 2010 2011 2012 2013 2014

SQDCME
Assembly
DFT
Demand Flow Technology (DFT)
Assembly Method
•
•
•
Process, Methods, and Measures
Measures
•
•
•
•

Customer Demand Driven
Mixed Model Flow Based on Lean Principles
Sequence of Events (SoE), Operation Methods Sheets
Order Configuration and  Scheduling
Slotting - 6 weeks Frozen, Factory Build - 2 weeks Frozen
Line Staging and Sequencing 2-3 Days in Advance
31 total in SQDCME categories
Warranty:  <10 Hrs. and <100 Hrs. Warranty
Faults per 100 Trucks
Effectivity, Productivity, Conversion Cost

Meeting Customer Needs with Special Engineering

Aux Hydraulic Cooler
Bigger/Faster Fan
Radiator Cleaning
Point
Solutions
Holistic
Solutions
VD Hydraulic Pump
Hydraulic Fan
Auto Reversing
Result
Cool truck
Issue
Overheating
Unmet
Needs
Customer Need
Met
NMHG Solutions

Segmentation – Expanding Standard Range

Premium
Comprehensive Premium Truck Range
Application Fit, Strong Trucks and Productivity
High Intensity Usage  and Load to Capacity
Standard
Analysis to Identify Standard Segment
Benchmark to Understand Requirements
Expanding Product Offerings
Utility
Low Acquisition Cost
Low Intensity/ Hour Usage
Partner to Offer Solutions
Price
Right Truck
at the
Right Price
for Right
Applications

Define truck and non-truck solutions Provide strategic advantage for NMHG Salespeople seen as solutions providers Understanding Customer Needs Application Center Approach 117

Warehouse Products

Sit with
Moving Mast
Open Skid
Pallets
Flip-down
Platforms
Stand with
Pantograph
Bottom Board
Pallets
Fixed
Platforms
Reach
Pallet
Riders
Japan –
Stand with
Moving Mast
Mainly
Open Skid
Pallets
Flip-down
Platforms
North America EMEA JAPIC

Counterbalanced Products 1.5T to 9.0T LP Diesel Electric Capacities Tire Types Power 119 Pneumatic Cushion

Big Truck Products Fork Lift Trucks 8 to 48T Tier IV Emission Engines Heavy Duty Transmissions Load Sensing Hydraulics Types Capacities Features 8 High Empty 6 High Laden 120 Container Handlers

Leverage Partnerships – Technology Lithium-ion
Lithium-ion Based
Battery
Replacement
Modules
Class 1, 2 and 3
Fast Charge Capable
Energy Efficiency, Enhanced
Productivity
Each Module with Built-in
Protection
Partner with Leading
Automotive Supplier
Expected
Start of Production
Q4 2015

Why Invest in Hydrogen Fuel Cells?

Customer Drivers
Economic Fuel Sources
Operational Efficiencies
Environmental Impact
The Present
• LP
• Diesel
• Lead Acid Batteries
Customers looking for energy
alternatives with:
Lead acid batteries:
• Compressed natural gas
• Lithium-ion batteries
• Hydrogen fuel cells
Fuel cells most promising solution for:
Fuel cell technology:
The Future
Higher efficiencies
Improved productivity
Reduced emissions
Not a “zero emission” solution
Ineffective charging processes
Life issues if not maintained
High intensity, multi-shift applications
Environmentally sensitive applications
Meets zero emission mandate
Validates technology and provides scale for
components

Nuvera Technology
Patents across hydrogen value chain
Fuel cell stack a strong fit for industrial mobility
Steam methane reformation based hydrogen generation
Future Electro chemical compressor using fuel cell concepts

Metallic cell structure for robustness
Open flow field for high power density
On-site appliance
Efficient and durable solution

Nuvera PowerEdge
Class 1, 2 and 3
Voltages 24, 36, 48 and 80
Stack sizes (KW)2, 8, 16 and 19
Lithium-ion or Super Capacitor
Liquid Cooled for Above 3KW
Air Cooled for Smaller Class 3
Hydrogen Storage (Kg) 0.7 to 3.4
Fuel Cell Based
Battery Replacement
Modules

Expected
Start of Production
Q4 2015

Nuvera Technology Scott Blanchet Vice President of Product Management Nuvera

Why Hydrogen and Fuel Cells? Hydrogen is portable electricity electron proton Hydrogen is a clean carrier that stores energy Hydrogen provides the benefits of electricity… …the convenience of fuel 126

Why Nuvera? Water ENERGY Methane 127 WORK GENERATE PURIFY COMPRESS USE Reformer Pressure- Swing Adsorber Advanced Compressor Fuel Cell Enabling Technologies Span Entire Hydrogen Value Chain

How Does a Fuel Cell Work? 4 - 4 + protons Water Hydrogen Oxygen Electricity 128

How Was Orion
®
Developed?
First Stack
(1993)
Andromeda
TM
(2003 – 2011)
• Metallic construction since 1993
• Patented open flow field architecture
• High durability and low cost
XDS-900
(2004 - 2011)
(2010 and ongoing)
(2016+)
Gen2

How Is Orion
®
different?
Open flow fields:
Free-breathing higher power density
Uniform MEA support higher durability
Land-channel flow fields:
Oxygen-limited lower power density
Non-uniform membrane support lower durability
Conventional Architectures
Seals Seals

Seals

Where Is Orion ® Going? 131 Battery Box Replacement Integrated Fuel Cell Hybrid Truck

Performance
up to 1.8 W/cm
1.0 W/cm
Power Density
up to 4.5 kW/L
2.5 kW/L
Durability
up to 30% longer life
5000 hours
Specific Power
up to 2.5 kW/kg
2.0 kW/kg
Patented technology core enables a low cost, compact and durable stack
How Does Orion
®
Compare?

_____________________
2
Source: 2012 DOE Multi-Year, Research, Development and Demonstration Plan
2
_____________________
Source: Internal Company estimates

How Does a Reformer Work? Water Methane Carbon Dioxide Hydrogen Heat Heat 133

1
2
3
INPUT:
CH
4
+ H
2
0
+ electricity
OUTPUT:
H
2
Robust Reformer
Temperature cycling
durability
Compact Purifier
Small footprint
easy installation

What Does a PowerTap
®
Appliance Do?
Hydrogen
Purification
Steam
Reformer
Water and Gas
Purification
1
2
3
Remote Monitoring
Fleet management
100% H
2
availability at
the pump

How Is PowerTap ® Different? 135 Centralized Production, Liquefaction & Delivery Distributed Production

PowerTap ® Competitive Advantage 136 PowerTap ® Number of Lift Trucks GEN2.x Capacity GEN3 PowerTap 2.5+ competitive for most lift-truck installations

Nuvera Business Plan Jon Taylor CEO Nuvera Vice President, Business Development and Financial Planning and Analysis NACCO Materials Handling Group

Complementary Strengths
Driven by Needs of
Customers
Focus on being a “Good
Partner”
Robust Product Designs
Warehouse Equipment
Low Cost of Ownership
Supply Chain Management
Understand Lift Truck
Requirements
Product Commercialization
Distribution Channels
Technology
Innovation
Patent Portfolio
Hydrogen Value Chain
Total Power Solution™

Fuel Cell
Subsystem
Fuel Cell
Engine
Hybrid Vehicle
System
Hydrogen Mgmt.
SmartStack Control Logic
Voltage Monitoring
Electronic Control Unit
Air Mgmt. System
Cooling Pump
Water Filter
Heater
Valves/Sensors
Power Electronics
Fuel Supply System
Thermal Mgmt.
Battery
Energy Mgmt.
Traction Motor
Synergistic Experience

TRANSPORTATION INDUSTRIAL MOBILITY
Potential Orion
®
Markets
Fuel Cell Forklifts
Truck Auxiliary
Power Unit (APU)
& Reefer
Big Trucks/ Port
Equipment
Ground Support
Equipment
Light Duty Electric
Vehicle & Range
Extender
Fuel Cell Bus
Fuel Cell Vehicle
Aerospace

Nuvera’s Products – The Total Power Solution ™ 141 GENERATION DELIVERY ELECTRIC POWER INDUSTRIAL MOBILITY NMHG + Nuvera: One stop for your hydrogen and fuel cell needs…

Fuel Cell System vs. Batteries

Productivity
Increase
Time saved refueling and
changing batteries
Constant Power
Power throughout shift and
improved truck electronic life
Environmentally
Clean
Minimal carbon footprint and
zero indoor emissions
Economics
Significant ROI*
Floorspace
Utilization
Recapture battery storage and
charging floor space
*Depending on application

Capturing More Lifecycle Value
Truck
Maint
PowerEdge
Maint
Truck
Lead Acid Battery* PowerEdge Solution*
*Representative Total Cost of Operation based on NREL 2013 report

Eligible for
30% US Tax
Credit
(1)
Utility Company
NMHG/Dealer
Battery Supplier
NMHG
Utility Company
Nuvera/Dealer
NMHG/Dealer
Nuvera
NMHG
Batteries
& Charger
Energy
Fuel
(PowerTap)
Energy
(1) Currently set to expire on 1/1/17

Phase 1 – Orion ® 1 Battery Replacement 2015 144 Expected late 2015 Gen1

Phase 2 – Orion ® 2 Integrated Engine Expected Stack Commercial Availability 2017 145 Power: 100 kW net Weight: 110 kg Volume: 110 liter Power: 42 kW net Weight: 60 kg Volume: 82 liter Gen2

Near-Term Fuel Cell Opportunity
Market
Customer Targets
Existing Fuel Cell Users
Nuvera/ NMHG Customers
High productivity applications
Share Growth
Target Warehouse customers
Low cost of ownership
North America Market
135k units in 2014
750-1,000k unit Population
Battery replacement for
Class 1, 2, and 3 electric trucks
Economics NMHG Revenue
Fuel Cell
Similar acquisition costs
Lower total cost of ownership
Incremental revenue with H
2
fuel
Batteries
$18-20k lifetime spend
$12k for 3 batteries
$6-8k for 1 charger
Battery
Vendor

Conventional
Battery
Incremental
Truck Sales
Fuel cell
alternatives

We believe advantages of PowerTap over Competitive Hydrogen Supply are…

• Low Fixed Infrastructure Cost
• Local generation – not dependent on deliveries
• Modular/ Scalable to meet demand
• Low total cost of Hydrogen for many applications
• Delivered cost/ reliability dependent upon location
PowerTap Target Total cost per Kg
• Near Term $10-12
• Mid Term    $8-10
• Long Term  $6-7
_____________________
Source: http://www.afdc.energy.gov/vehicles/emmisions_hydrogen.html
H
2

PowerTap ® Markets Over 155,000 refueling events Over 125,000 kg produced 6 active sites 4 new sites scheduled INDUSTRIAL MOBILITY 148 Fuel Cell Forklifts Package Delivery Trucks Truck APU & Reefer

Low cost solution in heavy duty applications
Increasing customer demand for battery alternative
Market gaining momentum – Improve productivity
Incremental sales and service opportunities
Zero emissions alternative to ICE
Growing demand for low emissions – Australia, Japan, China
Complementing NMHG’s Strategic Initiatives
Low Cost of Ownership
Understanding Customer Needs
Improving Warehouse Position
Strong Independent Distribution
Big Truck Position
Succeed in Asia

Financial Overview and the Importance of Volume Growth Kenneth C. Schilling Senior Vice President Chief Financial Officer Hyster-Yale Materials Handling, Inc. NACCO Materials Handling Group

2014 Fourth Quarter and Full Year Highlights
Slight revenue decline driven by unfavorable currency partially offset by higher unit shipments and mix shift to higher priced units
Slight increase in operating results from forklift truck business:
+   Higher unit volume and parts sales, product margin mix,
lower material costs and incentives
Nuvera acquisition resulted in $2.4m in severance and
acquisition costs and $0.7m in operating expenses in Q4 2014.
2014 Fourth Quarter Highlights 2014 Full Year Highlights
FY revenue increase driven by sales of higher-priced units and increased unit and parts volume, partially offset by unfavorable currency
Comparable operating results for the forklift business:
+    Higher unit volume and parts sales, lower material and
SG&A costs and lower incentives
2014 Fourth Quarter Full Year 2014
Revenue $710.7 100.0% $2,767.2 100.0%
Operating Profit 33.2 4.7% 148.8 5.4%
Net Income 26.4 3.7% 109.8 4.0%
EBITDA $40.7 5.7% $182.6 6.6%
($ in millions)
Unfavorable currency, declines in unit pricing and higher
employee related costs, particularly US healthcare
Nuvera acquisition resulted in $2.4m in severance and acquisition costs and $0.7m in operating expenses in 2014. Brazil building gain
$17.7m pretax or $11.5m after tax gain.
Offset by currency, higher warranty and employee-related
costs, particularly US healthcare

Earnings Summary 2010 - 2014
2010 2011 2012 2013 2014
Prior
Peak
2007
Variance
to Prior
Peak
Unit Shipments
60.0 79.7 76.9 85.5 87.6 90.9 (3.3)
YOY% 32.8% (3.6)% 11.2% 2.5% (3.6)%
Revenues
$1,801.9 $2,540.8 $2,469.1 $2,666.3 $2,767.2 $2,719.7 $47.5
YOY % 41.0% (2.8)% 8.0% 3.8% 1.7%
Operating Profit
(1) $46.1 $110.0 $111.7 $134.3 $148.8 $57.3 $91.5
% of Revenues 2.6% 4.3% 4.5% 5.0% 5.4% 2.1% 3.3%
Adjusted Operating Profit
(2)
$50.3 $110.0 $111.7 $134.3 $134.2 $57.3 $76.9
Adjusted % of Revenues 2.8% 4.3% 4.5% 5.0% 4.8% 2.1% 2.7%
Net Income
(1) $32.4 $82.6 $98.0 $110.0 $109.8 $39.3 $70.5
% of Revenues 1.8% 3.3% 4.0% 4.1% 4.0% 1.4% 2.6%
EBITDA
(1)
82.3 146.8 144.0 164.8 182.6 106.1 76.5
($ in millions)
_____________________
(1) Operating Profit, Net income and EBITDA for 2014 include a $17.7 million pre-tax gain on the sale of the Brazil land and facility.
(2) Adjusted Operating Profit and EBITDA are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix at the end of this presentation.

Operating Profit Trends and % of Sales
Prior Cycle Market Peak
Mid-Cycle Market

7% TARGET
2.1%
4.5%
4.8%
5.0%
5.4%
($ in millions)
1.6%
Gap Closure
$57.3
$111.7
$134.3
$134.2
(2)
$148.8
(1)
$25
$50
$75
$100
$125
$150
2007 2012 2013 2014
(1) Operating Profit as reported
(2) Adjusted Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility and $3.1 million of expenses related to the Nuvera acquisition, is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix at the end of this presentation.

Working Capital, Cash Flow and
Capitalization
Year Ended December 31
2010 2011 2012 2013 2014
Working Capital
(1)
$285.9 $359.2 $331.3 $328.8 $350.2
Cash Flow before Financing
(2)
$39.0 $38.7 $109.2 $126.8 $55.6
Cash $169.5 $184.9 $151.3 $175.7 $111.4
Debt 234.5 226.0 142.2 69.5 31.5
Equity 231.5 297.1 342.2 450.9 456.0
Debt to Total Capitalization
(3)
50.3% 43.2% 29.4% 13.4% 6.5%
ROTCE
(4)
14.9% 26.4% 30.5% 32.7% 28.3%
($ in millions)
(1) Working Capital is defined as Accounts Receivable plus Inventory less Accounts Payable.
(2) Cash Flow before Financing is defined as cash from operating activities less cash from investing activities.
(4) ROTCE is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix at the end of this presentation.
(3) Debt to Total Capitalization is defined as Debt divided by the sum of Debt plus Equity at  December 31st.
Key Financial Metrics

Key Capital Investments 155 0.0 10.0 20.0 30.0 40.0 50.0 60.0 2010 2011 2012 2013 2014 2015 New Brazil Plant SAP Manufacturing Nuvera Product Forklift -related $31m of depreciation burn

Core ERP
system is
SAP
Used for all
financial systems
and purchasing
systems
Phased
implementation of
SAP Manufacturing
across key
Americas and
Europe Hyster-Yale
Plants over the
next 5-6 years.
Ramos Arizpé,
Mexico
Sulligent, Alabama
Berea,
Kentucky
Nijmegen,
Netherlands
Greenville,
NC
Masate,
Italy
Craigavon,
Northern
Ireland
Cavite,
Philippines
Obu, Japan
(JV)
Shanghai,
China
Itu, Brazil
SAP Manufacturing System Investment

Hanoi,
Vietnam
Implemented Implementation in Process Implementation Pending No Implementation Planned

Key Operating Expense Investments
Strategic Programs
Understand the Needs of the Customer
Low Cost of Ownership
Crack the Code in Warehouse
Leader in Independent Distribution
Succeed in Asia
Big Truck
Sales Organization Enhancement
Nuvera Fuel Cells
PowerEdge
Battery box fuel cell replacements powered by
Orion
®
Fuel Cells
New fuel cell stack for inclusion in new fuel cell
dedicated lift truck line
PowerTap
®
On-demand hydrogen generation and fuel
capability
1
Orion
®
2
Strategic Programs for the Forklift
Truck Business
Nuvera Key Operating Expense
Investments

2015 Earnings Perspective - Forklift Truck Business
Markets
Global Growth
Rates to
Decelerate
Modest Growth
Western Europe,
Asia-Pacific, and
China
Broadly Flat
Americas, Eastern
Europe, Middle
East, Africa, and
Japan
Unit and
Parts
Volumes
Expects a modest
increase in Unit
Volume and Parts
Sales as a result
of Strategic
Initiatives driving
anticipated share
gain
Currency
Continued
Currency
Headwind from a
strong U.S. Dollar
Operating
Profit
Marginal
Commodity Cost
increases are
expected to offset
with price
increases.
Expect weak Q1
results due to
Brazil plant move
which will be
recovered in later
quarters of 2015.
Income
Taxes
Increase Global
Tax Rate as a
larger portion of
Pre-tax Earnings
are earned in the
Americas with
higher US and
Brazilian Tax
Rates than Global
Rate.
Net
Income/
EBITDA
Full Year Net
Income and
EBITDA
expected to
decline
moderately in
2015.

2015 Earnings Perspective - Nuvera Fuel Cell Business
Revenues
PowerEdge
Battery Box
Replacement
Product Sales
begin at end of
2015.
Net Loss/
EBITDA
Income Taxes
Operating
Profit/(Loss)
Development
Expenses
Expenses for
key programs in
the $22m to
$25m range for
2015.
structure will incur
approximately 40%
tax benefit.  Larger
benefit if Congress
renews the R&D
credit.
and margins to
begin to offset
development
expenses over
two to three
years resulting in
a net investment
of $40m to $50m
over the multi-
year period.
2015 Net Loss is
estimated to be
$13m to $15m.
EBITDA is
expected to be
slightly less than
development cost
investment due to
small levels of
D&A.
Increasing sales
US-based cost

Target Economics Goal and Gap to Target
7% Goal
Achieve minimum
operating profit
margin of 7% at the
peak of the current
market cycle and
7% at mid-cycle of the
next market cycle
(1) Gap excluding Brazil Gain of 0.6% is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding the results of operations.
2014 Gap to Target Economics
Actual Operating Profit Margin 5.4%
Margin Variances 0.3%
Unit margin 1.1%
Parts/other (0.8%)
Volume Variances 1.9%
Manufacturing variances/other 1.2%
Operating Expenses 0.7%
Brazil Gain (0.6%)
Operating Profit % Gap 1.6%
Gap Excluding Brazil Gain 2.2%
Operating Profit $ Opportunity $61m
Target
Economics
gap closure
can be
achieved by…
Increased margin
on ICE trucks
Segmentation
Low Cost of Ownership
Unit volume
Stronger Industry
+ Share Growth
= Volume Leverage
(1)
(1)

Historical Revenue
($ in millions)

$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$0
$1,000
$2,000
$3,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Leverage Gained from Moving Volume to Full  Manufacturing Capacity
* Excludes Nuvera, UTILEV and SN products
Objective of minimum 25,000 unit volume
increase from 2014 levels
Approximately $125m manufacturing fixed cost
$600m additional revenue
$70m incremental operating profit
Ability to produce 115,000* units annually
At capacity:
Approximately $30m additional fixed cost
absorption
Operating costs aligned with targets at
increased sales volumes

48%
31%
33%
25%
24%
0%
20%
40%
60%
80%
100%
2010 2011 2012 2013 2014 2017-2018
Unused Capacity
Unit Volume

Substantial Cash Being Returned to Stockholders
Stockholder Returns
Quarterly dividend established in November 2012
$50 million stock repurchase program announced in December 2012
2013 2014
Annual Dividends
$16.7m
$1.00/share
$17.8m
$1.10/share (1)
2012/2013 2014
Share Buyback
$5.2m
103,619 shares (2)
$44.6m
591,034 shares (2)
(1)
10% increase in May 2014 to an annualized rate of $1.10 per share
(2)
Class A common stock

Our Commitment to Growth: Our Products Colin Wilson President and Chief Executive Officer NACCO Materials Handling Group

What You Will See in the Yale Booth
Financing
Telemetry
Fleet Management
Side-stance Reach Enclosed End
Rider
Multi-Level Order
Selector
3-wheel Stand
featuring the Nuvera PowerEdge
fuel cell battery box replacement
Heavy Duty
Motorized Hand
Very Narrow Aisle

166 Financing Telemetry Fleet Management S120 H60FT J80 S50FT E50XN featuring the Nuvera PowerEdge fuel cell battery box replacement What You Will See in the Hyster Booth

167 What You Will See in the Nuvera Booth 167

Our Commitment
to Growth:
7% Target and
Substantial Cash
Generation
Alfred M.
Rankin, Jr.
Chairman, President and
Chief Executive Officer
Hyster-Yale Materials Handling
Chairman
NACCO Materials Handling Group

7%
Operating
Profit at the
mid-point of
the next cycle
Operating
Profit at the
peak of this
cycle
7%
With adequate
volume
growth we
can meet our
public
operating
profit
commitments

Commitment to 7% Operating Profit Margin

Hyster-Yale will look for opportunities that take
advantage of our skills and capabilities and
provide sound financial returns
Uses of Cash - Philosophy

As appropriate, to return capital to stockholders
through dividends and periodically through
share repurchases
Expects continued strong cash generation
Focus on utilizing cash to support strategic
initiatives

Uses of Cash…
Investments in our core business to
accelerate growth or enhance margins
Acquisitions of other forklift business,
based on fit and opportunity
Acquisitions of technologies that will
be accelerators of our business
Investments in the growth of our
independent and exclusive distribution
network

Rationale for Investing in Hyster-Yale
• Leading position in growing industry benefiting from globalization and worldwide economic recovery and development
•
• Strong economic engine driven by volume economies of scale
•
• Strong balance sheet, financial flexibility and attractive returns on capital employed
• High potential for partnership and consolidation opportunities
• Focused investment in capital goods sector with growth opportunity:
– In developed countries from exposure to goods movement, distribution and warehousing
–
• Nuvera expected to provide significant future revenue streams and ROI

Premier brands, comprehensive global product line and exclusive, global independent distribution network
Focused strategic initiatives to gain market share and enhance margins over next 3 – 5 years
In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization

Questions? 173

Appendix 174

Non-GAAP Disclosure
Adjusted Operating Profit is defined as Operating Profit, as reported, adjusted for the pre-tax effect of certain one-time events and transactions;
EBITDA is defined as income before income taxes and non-controlling interest income (loss)
plus net interest expense and depreciation and amortization expense;
Return on total capital employed (“ROTCE”) is defined as net income before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash.
Adjusted Operating Profit, EBITDA and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies.  Hyster-Yale defines each as the following:
For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation
($ in millions)
Year Ended December 31
2007 2010 2011 2012 2013 2014
Reconciliation of Adjusted Operating Profit
Operating Profit, as reported $57.3 $46.1 $110.0 $111.7 $134.3 $148.8
Sale of retail business - 6.1 -
- - -
Restructuring charges - (1.9)
- - - -
Product Liability change -
- - - - -
Sale of Brazil plant -
- - - -
(17.7)
Impact of Nuvera -
- - - -
3.1
Adjusted Operating Profit $57.3 $50.3 $110.0 $111.7 $134.3 $134.2
Note: Adjusted Operating Profit is a measure of income that differs from Operating Profit measured in accordance with U.S. GAAP.  Adjusted Operating Profit is Operating Profit, as
reported, adjusted for the pre-tax effect of certain one-time events and transactions.  Management believes that Operating Profit and Adjusted Operating Profit assist the investor in understanding the results of operations of Hyster-Yale.  In addition, management evaluates results using both Operating Profit and Adjusted Operating Profit.

Non-GAAP Reconciliation (continued)
($ in millions)
Year Ended December 31
2010 2011 2012 2013 2014 (1)
Reconciliation of EBITDA
Net income attributable to stockholders $32.4 $82.6 $98.0 $110.0 $109.8
Noncontrolling interest income (loss) (0.1) – 0.1 0.2 0.4
Income taxes provision 1.8 18.9 7.0 17.2 39.9
Interest expense 16.6 15.8 12.4 9.0 3.9
Interest income (2.3) (1.8) (1.5) (1.8) (1.1)
Depreciation and amortization expense 33.9 31.3 28.0 30.2 29.7
EBITDA $82.3 $146.8 $144.0 $164.8 $182.6
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and non-controlling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S.
GAAP and is not necessarily comparable with similarly titled measures of other companies.
(1)  EBITDA for 2014 includes a $17.7 million gain on the sale of the Brazil land and facility.

Non-GAAP Reconciliation (continued)
($ in millions)
Return on Capital Employed – 2010 and 2011
2010
2010 Average Stockholders’ Equity (12/31/2009 and each of 2010’s quarter ends) $210. 0
Plus: 2010 Average Debt  (12/31/2009 and each of 2010’s quarter ends) 239.9
Less: 2010 Average Cash  (12/31/2009 and each of 2010’s quarter ends) (164.3)
Total 2010 average total capital employed $285.6
2010 Net Income $32.4
Plus: 2010 Interest Expense, net 14.3
Less: Income taxes on 2010 interest expense at 38%
(1)
(5.4)
Return on  total capital employed = net income before after-tax interest
$41.3
total capital employed percentage 14.5%
2011
2011 Average Stockholders” Equity (12/31/2010 and each of 2011’s quarter ends) $271.7
Plus: 2011 Average Debt  (12/31/2010 and each of 2011’s quarter ends) 229.1
Less: 2011 Average Cash  (12/31/2010 and each of 2011’s quarter ends) (152.2)
Total 2011 average total capital employed $348.6
2011 Net Income $82.6
Plus: 2011 Interest Expense, net 14.0
Less: Income taxes on 2011 interest expense at 38%
(2)
(5.3)
Return on  total capital employed = net income before after-tax interest $91.3
Return on total capital employed percentage 26.2%
Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2010's effective income tax rate of 5.3%.
(2)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2011's effective income tax rate of 18.6%.
Return on

Non-GAAP Reconciliation (continued)
($ in millions)
Return on Capital Employed – 2012 & 2013
2012
2012 Average Stockholders’ Equity (12/31/2011 and each of 2012’s quarter ends) $333.3
Plus: 2012 Average Debt  (12/31/2011 and each of 2012’s quarter ends) 175.9
Less: 2012 Average Cash  (12/31/2011 and each of 2012’s quarter ends) (165.2)
Total 2012 average total capital employed $344.0
2012 Net Income $98.0
Plus: 2012 Interest Expense, net 10.9
Less: Income taxes on 2012 interest expense at 38% (4.1)
Return on total capital employed = net income before after-tax interest expense $104.8
Return on total capital employed percentage 30.5%
2013
2013 Average Stockholders’ Equity (12/31/2012 and each of 2013’s quarter ends) $389.7
Plus: 2013 Average Debt  (12/31/2012 and each of 2013’s quarter ends) 121.4
Less: 2013 Average Cash  (12/31/2012 and each of 2013’s quarter ends) (161.1)
Total 2013 average total capital employed $350.0
2013 Net Income $110.0
Plus: 2013 Interest Expense, net 7.2
Less: Income taxes on 2013 interest expense at 38% (2.7)
Return on total capital employed = net income before after-tax interest expense
$114.5
Return on total capital employed percentage
32.7%
______________
Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2012's effective income tax rate of 6.7%.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with 2013's effective income tax rate of  13.5%.
(2)
(1)

Non-GAAP Reconciliation (continued)
($ in millions)
Return on Capital Employed – 2014
_____________________
Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2014's effective income tax rate of 26.6%.
2014
2014 Average Stockholders’ Equity (12/31/2013 and each of 2014’s quarter ends) $468.7
Plus: 2014 Average Debt  (12/31/2013 and each of 2014’s quarter ends) 42.8
Less: 2014 Average Cash  (12/31/2013 and each of 2014’s quarter ends) (118.2)
Total 2014
average total capital employed
$393.3
2014 Net Income $109.8
Plus: 2014 Interest Expense, net 2.8
Less: Income taxes on 2014 interest expense at 38%
(1) (1.1)
Return on total capital employed = net income before after-tax interest expense $111.5
Return on total capital employed percentage 28.3%

Cash Flow before Financing and Net Working Capital Calculations
($ in millions)
Year Ended December 31
2010 2011 2012 2013 2014
Reconciliation of Cash Flow before Financing
Net cash provided by operations $47.5 $54.6 $128.7 $152.9 $100.0
Net cash used for investing activities (8.5) (15.9) (19.5) (26.1) (44.4)
Cash Flow before Financing $39.0 $38.7 $109.2 $126.8 $55.6
December 31,

2010 2011 2012 2013 2014
Net Working Capital
Accounts receivable, net $319.2 $368.3 $329.2 $359.3 $357.7
Inventories, net 281.1 309.0 308.6 330.6 342.5
Less: Accounts payable (314.4) (318.1) (306.5) (361.1) (350.0)
Net Working Capital $285.9 $359.2 $331.3 $328.8 $350.2

Alfred M. Rankin, Jr.
Chairman, President and Chief Executive Officer of Hyster-Yale Materials Handling
Chairman, NACCO Materials Handling Group
Mr. Rankin became Chairman, President and Chief Executive Officer of Hyster-Yale in September 2012 and has been
Chairman of NACCO Materials Handling Group, Inc. since October 2008. Mr. Rankin has also guided NACCO Industries since May 1994. He joined NACCO as President and Chief Operating Officer in April 1989 and became President and Chief
Executive Officer in May 1991. Prior to joining NACCO, he was Vice Chairman, Chief Operating Officer, and a Director of
Eaton Corporation, a position he had held since April 1986. Previous to that, he had served successively as President of
Eaton's Materials Handling and Industrial Groups, and as Executive Vice President - Operations. Prior to his fifteen years at
Eaton, Mr. Rankin worked for McKinsey and Company, a management consulting firm.
Mr. Rankin received a Bachelor of Arts degree, magna cum laude, in Economics and a Juris Doctor degree from Yale
University. Mr. Rankin is a director of Hyster-Yale Materials Handing, NACCO Industries, and the National Association of
Manufacturers. He is a trustee and Chairman of the Board of University Hospitals of Cleveland, Advisory Chairman of the
Board of the Cleveland Museum of Art, and trustee of the Musical Arts Association. He is a former director of The Vanguard
Group, Goodrich Corporation, Standard Products, and Reliance Electric and a former director and Chairman of the Board of the Fourth District Federal Reserve Bank.

Colin Wilson
President and Chief Executive Officer, NACCO Materials Handling Group
As President and Chief Executive Officer of NACCO Materials Handling Group, Mr. Wilson is charged with providing the strategic vision and global leadership that keeps NMHG moving forward, a role for which he has spent much of his career preparing. Mr. Wilson has over 40 years of experience in the materials handling industry. He began his career in 1970 with
Coles Cranes in Sunderland, England, where he worked in production engineering, marketing, product management and overseas licensing. After time with a compressor company and a European lift truck competitor, Mr. Wilson joined NACCO
Materials Handling Group in 1988 as European Sales and Marketing Director for the Yale® brand. From here, he moved into the role of Managing Director of Yale Europe before being named President of Yale Materials Handling Corporation, based in
Flemington, New Jersey, in 1995. In 2002, Mr. Wilson was appointed President of NMHG’s Americas operations and three years later became Vice President and Chief Operating Officer of NMHG. Most recently, prior to becoming President and
Chief Executive Officer, Mr. Wilson served as NMHG’s President and Chief Operating Officer since November 2013.

Victoria L. Rickey
Senior Vice President, Asia-Pacific and Brazil
Ms. Rickey joined NACCO Materials Handling Group in 1995 as Managing Director for the Europe, Africa, and Middle East
Division. In 2002, she became the Corporate Chief Marketing Officer, a role she held until 2004. In 2004, Ms. Rickey resumed her role in operations as Vice President of NMHG’s Asia Pacific region. Currently, she oversees NMHG businesses in Brazil, China and Asia-Pacific, and serves as liaison with NMHG's joint venture with Sumitomo in Japan. Prior to joining
NMHG, Ms. Rickey spent two decades working in purchasing, distribution, business development, international sales, and marketing management for J.I. Case Corporation, a global manufacturer and marketer of agriculture and construction equipment. Ms. Rickey received a MIM in International Management from the American Graduate School of International
Management, Arizona and a BS Degree in Marketing and German from Millikin University in Illinois.

Charles Pascarelli
Senior Vice President, President, Americas
Mr. Pascarelli is the Senior Vice President and President, Americas for NMHG. In this role, Mr. Pascarelli oversees all sales, marketing, manufacturing, finance, and pricing functions for the Hyster® and Yale® lines of products, as well as their extensive distribution network. In addition, his responsibilities include all NMHG products and lift truck services, financial services, fleet management, national accounts and dealer relations for the Americas. Mr. Pascarelli also serves on the Board of GE Capital; an instrumental partner to NMHG. Prior to joining the company, he successfully functioned as the President of
Sales and Marketing for The Raymond Corporation. During this time, he also served as Chairman of the Board for numerous dealer partners, and as a Board Member at Binghamton University, School of Management. Previous to The Raymond
Corporation, Mr. Pascarelli was employed by Fuji Film, Co, Ltd., as Vice President and General Manager, where he was accountable for distribution, sales and marketing and services for the company in the Americas, and all Pacific Rim Countries.
His career has led him to possess nearly three decades of sales, marketing and distribution leadership experience in the materials handling, capital goods, consumables and electronics industries. Mr. Pascarelli holds B.S. and master’s degrees from Northeastern University, and an MBA from Fairleigh Dickinson University.

Ralf A. Mock
Senior Vice President, Managing Director, Europe, Middle East and Africa
Mr. Mock joined NACCO Materials Handling Group as Managing Director Europe, Middle East and Africa in 2006. Prior to
that, he was member of the executive board of Villeroy and Boch AG, a leading manufacturer of ceramic products. There he managed the global wholesale and retail distribution and manufacturing operations for the Tableware Division. Mr. Mock began his career with Linde AG where he served in a variety of capacities including finance, accounting/controlling, marketing and sales. While with Linde he worked in the Materials Handling, Refrigeration, and Technical Gases divisions, as well as the company’s global headquarters. Later during his tenure at Linde he was appointed Managing Director for the Linde Materials
Handling division, Aschaffenburg, Germany. Mr. Mock holds a Masters of Business Administration from the University of
Cologne, Germany.

Rajiv K. Prasad
Senior Vice President, Global Product Development, Manufacturing and Supply Chain Strategy
As Senior Vice President, Global Product Development, Manufacturing and Supply Chain Strategy, Mr. Prasad guides all aspects of the NMHG product development, manufacturing and supply chain. His ultimate responsibility is to ensure that the products and innovations introduced by NMHG address customer needs fully and efficiently. His career in product development began in 1986 with Ford Motor Company. In 1999, he joined Lear Corporation, taking on positions with greater responsibility, before moving to International Truck and Engine Corporation where he served as Vice President of Global
Product Development. Mr. Prasad joined NMHG in 2007 where he has guided developments that have included introduction of the new Electric Rider Platform. He holds a Bachelor’s Degree in Electrical/Electronic Engineering and a Master’s Degree
in Advanced Vehicle Concepts from Loughborough University, in Leicestershire, UK.

Scott Blanchet
Vice President of Product Management, Nuvera
Mr. Blanchet became Nuvera’s Vice President of Product Management in February 2015 and served as Nuvera’s Vice
President of Technology Development leading up to the acquisition by NMHG. In his former role, Scott was responsible for developing core technologies for generating, delivering and converting hydrogen into electricity for mobility applications. His new role in product management will focus on industrializing and commercializing these technologies into product lines that deliver value to NMHG customers and shareholders. From 1994 to 2004 Scott held various technical and leadership positions at FuelCell Energy in Danbury, Connecticut and General Motors Corporation in Flint, Michigan. Scott’s personal mission is to make an enduring contribution to human society and our environment by delivering exceptional solutions to major energy problems. He’s been awarded 16 U.S. patents related to emissions control and hydrogen technologies. Scott holds a Master of Science in Mechanical Engineering from Stanford University and a Bachelor of Science in Mechanical Engineering from the
University of Miami.

Jon Taylor
Vice President Business Development, NMHG
CEO, Nuvera
Mr. Taylor became Chief Executive Officer of Nuvera Fuel Cells in December 2014 and continues to serve as Vice President,
Business Development and Financial Planning and Analysis. He previously served as Director Corporate Strategy, Financial
Planning and Analysis since 2008. Mr. Taylor also serves on the Board of Directors for the company joint venture in Japan,
Sumitomo-NACCO Material Handling Group. From 1993 to 2008, Mr. Taylor served in various accounting, finance and marketing roles at NMHG in both the Corporate and European Headquarters. Mr. Taylor has a B.S. in Business Finance from the University of Utah and an MBA in International Business from the University of Washington. He also completed international study programs at Cambridge University and the Cranfield Institute of Technology in the U.K. He has
represented NMHG on the Industry Trade Advisory Committee for Automotive Equipment and Capital Goods, and is a
member of the Pacific Northwest International Trade Association. Mr. Taylor is a longtime volunteer classroom teacher for
Junior Achievement.

Kenneth C. Schilling
Senior Vice President, Chief Financial Officer
Mr. Schilling oversees financial reporting, accounting, tax compliance, tax strategies, financial analysis and financial planning at Hyster-Yale and NACCO Materials Handling Group. Most recently, Mr. Schilling was Vice President and Chief Financial
Officer of Hyster-Yale and NACCO Materials Handling Group, positions he held from September 2012 and October 2008, respectively, to August 2014. Previously, Mr. Schilling was Vice President and Controller of NACCO Industries from May
1997 to September 2012. Mr. Schilling joined NACCO Industries in 1991 as Tax Manager. In 1995, he was promoted to
NACCO Industries Manager of Tax and Budgeting and became Controller in 1996. Prior to joining NACCO Industries, Mr.
Schilling worked at Arthur Anderson LLP as Tax Manager from 1985 to 1991. Mr. Schilling received his Bachelor of Science degree in Accounting from Miami University in 1982 and obtained his Juris Doctor degree from The Ohio State University
School of Law in 1985. Mr. Schilling is a Certified Public Accountant in the State of Ohio and was also admitted to the practice of law in the State of Ohio in 1985. He is a member of the Cleveland Metropolitan Bar Association, Financial Executives
International and The Manufacturers Alliance for Productivity and Innovation - CFO Council. Mr. Schilling is also a member of the Board of Trustees of the Cuyahoga County Public Library Foundation.